DELAWARE GROUP GLOBAL AND INTERNATIONAL FUNDS
Delaware International Small Cap Value Fund
(the "Fund")

Supplement to the Fund's Prospectuses and
Statement of Additional Information dated January 31, 2004

The following supplements the chart under the heading The securities we typically invest in on page 14 in the section entitled How we manage the Funds of the Prospectuses:

Securities	How we use them
	Delaware International Value Equity Fund	Delaware Emerging Markets Fund	Delaware International Small Cap Value Fund

Real Estate Investment Trusts (REITs): REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

	The Funds do not invest in these securities.		The Fund may invest in REITs consistent with its investment objectives and policies.

The following supplements the chart under the heading The risks of investing in the Funds on page 17 in the section entitled How we manage the Funds of the Prospectuses:

Risks	How we strive to manage them
	Delaware International Value Equity Fund	Delaware Emerging Markets Fund	Delaware International Small Cap Value Fund

Real Estate Industry Risk includes among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code, or other applicable, of countries REITs are listed.

To the extent the Funds invest in REITs, it is subject to the risks associated with the real estate industry. Investors should carefully consider these risks before investing in the Funds.

The following information is added under the heading INVESTMENTS on page 7 of the Statement of Additional Information:

Real Estate Investment Trusts (REITs)

The Delaware International Small Cap Value Fund's investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include U.S. long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by U.S. federal regulations concerning the health care industry.

REITs (especially mortgage REITs) are also subject to interest rate risks - when interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

This Supplement is dated May 20, 2004.